THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED
FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL
SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                         CYCLACEL PHARMACEUTICALS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

                                                                  APRIL 28, 2006

                            VOID AFTER APRIL 28, 2013

     THIS CERTIFIES THAT, for value received, [_________], or permitted registered assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Cyclacel Pharmaceuticals, Inc., a
Delaware corporation (the "COMPANY") up to [_____] shares of the common stock of the Company, par value $0.001 per share (the "COMMON STOCK"). This Warrant has been issued pursuant to that certain Securities Purchase Agreement between the
Company and the Holder dated as of April 26, 2006 (the "PURCHASE AGREEMENT").
This Warrant is one of a series of warrants issued by the Company in connection with a private placement of Common Stock and of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, "COMPANY
WARRANTS").

     1. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Purchase
Agreement. As used herein, the following terms shall have the following respective meanings:

          (A) "Exercise Period" shall mean the period commencing with the date that is 180 days after the date hereof and ending seven years from the date hereof, unless sooner terminated as provided below.

          (B) "Exercise Price" shall mean $7.00 per share, subject to adjustment pursuant to Section 5 below.

          (C) "Exercise Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

          (D) "Trading Day" shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common
Stock is not then listed or quoted and traded on any Eligible Market, then a day on which

                                      -1-

trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any
Business Day.

     2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

          (A) An executed Notice of Exercise in the form attached hereto;

          (B) Payment of the Exercise Price either (i) in cash or by check, (ii)
by cancellation of indebtedness, or (iii) pursuant to Section 2.1 below; and

          (C) This Warrant.

          Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Exercise Shares, if any.

     Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the
Holder's prime broker with the Depository Trust Company through its Deposit
Withdrawal Agent Commission system if the Company is a participant in such system (and so long as the legend may be removed in accordance with Section 4.1 of the Purchase Agreement), and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three business days from the delivery to the Company of the Notice of Exercise, surrender of this
Warrant and payment of the aggregate Exercise Price as set forth above. This
Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Exercise Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the
Exercise Price.

     The person in whose name any certificate or certificates for Exercise
Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the
Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     To the extent permitted by law, the Company's obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim,

                                      -2-

recoupment, limitation or termination, or any breach or alleged breach by the
Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Exercise Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     2.1. NET EXERCISE. If during the Exercise Period, the Holder is not permitted to sell Exercise Shares pursuant to the Registration Statement, as defined in the Purchase Agreement, and the fair market value of one share of the
Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, or by cancellation of indebtedness, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

               X = Y (A-B)
                   -------
                      A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =  the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the
     Warrant being canceled (at the date of such calculation)

A =  the fair market value of one share of the Company's Common Stock (at the date of such calculation)

B =  Exercise Price (as adjusted to the date of such calculation)

     For purposes of the above calculation, the "fair market value" of one share of Common Stock shall mean (i) the average of the closing sales prices for the shares of Common Stock on the Nasdaq National Market or other trading market where such security is listed or traded as reported by Bloomberg Financial
Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial
Markets is not then reporting sales prices of such security) (collectively,
"Bloomberg") for the 10 consecutive trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the reported sales prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales

                                      -3-

price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by
Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.

     2.2. ISSUANCE OF NEW WARRANTS. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of Common Stock remaining available for purchase under the Warrant.

     2.3. PAYMENT OF TAXES AND EXPENSES. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates
(if applicable) representing, (i) any Exercise Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

     2.4. EXERCISE LIMITATIONS; HOLDER'S RESTRICTIONS. A Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99%, or
9.9% if such holder already beneficially owns 4.99% or exceeds 4.99% in the future, of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and
(B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by a
Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's

                                      -4-

determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent
Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the
Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section
2.4 may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, and the provisions of this Section
2.4 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver).

     3. COVENANTS OF THE COMPANY.

     3.1. COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     3.2. NO IMPAIRMENT. Except and to the extent as waived or consented to by the holder of Company Warrants representing at least two-thirds of the number of shares of Common Stock then subject to outstanding Company Warrants, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

                                      -5-

     3.3. NOTICES OF RECORD DATE AND CERTAIN OTHER EVENTS. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters or to be paid to the holders of the Company's 6% convertible exchangeable preferred stock) or other distribution, the Company shall mail to the Holder, at least 10 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 10 days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 7 herein, the Company shall mail to the Holder, at least
10 days prior to the date of the occurrence of such event, a notice specifying such date.

     4. REPRESENTATIONS OF HOLDER.

     4.1. ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account and not with a view to or for sale or distribution of said Warrant or any part thereof. The
Holder also represents that the entire legal and beneficial interests of the
Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

     4.2. SECURITIES ARE NOT REGISTERED.

          (A) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the
"ACT") on the basis that no distribution or public offering of the stock of the
Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The
Holder has no such present intention except as set forth in Article 6 of the
Purchase Agreement.

          (B) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company will register the Exercise Shares pursuant to the provisions of
Article 6 of the Purchase Agreement.

          (C) The Holder is aware that neither the Warrant nor the Exercise
Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule
144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                                      -6-

     4.3. DISPOSITION OF WARRANT AND EXERCISE SHARES.

          (A) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

               (I) There is then in effect a registration statement under the
Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

               (II) The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise
Shares under the Act or any applicable state securities laws; provided, however, that no such opinion of counsel shall be required for sales or transfers (a)
under Rule 144, (b) to one of its nominees, affiliates or a nominee thereof, (c)
to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (d) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Exercise
Shares or (e) to a qualified institutional buyer, so long as such transfer is effected in compliance with Rule 144A under the Securities Act.

          (B) The Holder understands and agrees that, subject to Section 4.1 of the Purchase Agreement, all certificates evidencing the shares to be issued to the Holder may bear the following legend:

     "[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES
     ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND
     EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE
     UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD
     OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
     THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
     TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES
     ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

          (C) Notwithstanding any other provisions contained in this Warrant, the Company shall as soon as practicable during the Effectiveness Period
     (but not later than five Business Days after the exercise of such warrants)
     remove the restrictive legends from the Exercise Shares. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the date of exercise if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company shall issue a blanket letter of instruction to its transfer agent placing a "stop transfer" order on the Exercise Shares, which stop

                                      -7-

     transfer order may be lifted upon receipt by the transfer agent of written certification that the Exercise Shares are being sold pursuant to an effective registration statement. Notwithstanding the foregoing, such legend removal provisions shall not apply to any Holder who is not a
     "qualified institutional buyer" (as defined in Rule 144A under the
     Securities Act ) at such time as the legend is required to be removed. In the event the Holder is holding Exercise Shares without a legend pursuant to this provision, the Holder hereby agrees to immediately halt any sales of such Exercise Shares if the Company delivers written notification to such Holder that sales pursuant to the Registration Statement have been suspended and the Registration Statement is no longer valid for such purpose.

     5. ADJUSTMENT OF EXERCISE PRICE AND SHARES.

          (A) In the event of changes in the outstanding Common Stock of the
Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, consolidation, acquisition of the Company
(whether through merger or acquisition of substantially all the assets or stock of the Company), or the like, the number, class and type of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and type of shares or other property as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

          (B) If at any time or from time to time the holders of Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (I) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for
Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution (other than a dividend or distribution covered in Section 5(a) above),

               (II) any cash paid or payable otherwise than as a cash dividend
or

               (III) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of
Common Stock pursuant to Section 5(a) above), then and in each such case, the
Holder hereof will, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional

                                      -8-

consideration therefor, the amount of stock and other securities and property
(including cash in the cases referred to in clauses (ii) and (iii) above) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common
Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          (C) Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the
Company's transfer agent.

     6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All
Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

     7. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another individual or entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5 above)
(in any such case, a "FUNDAMENTAL TRANSACTION"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each
Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
(a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "ALTERNATE CONSIDERATION")
receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of
Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise
Price shall be appropriately adjusted to apply to such Alternate Consideration based on the

                                      -9-

amount of Alternate Consideration issuable in respect of one share of Common
Stock in such Fundamental Transaction, and the Company shall apportion the
Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate
Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental
Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate
Consideration. The terms of any agreement pursuant to which a Fundamental
Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7 and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     8. NO STOCKHOLDER RIGHTS. Other than as provided in Section 3.3 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

     9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant and set forth in the
Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this
Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel.

     10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
Any such new Warrant shall constitute an original contractual obligation of the
Company, whether or not the allegedly lost, stolen, mutilated or destroyed
Warrant shall be at any time enforceable by anyone.

     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the

                                      -10-

applicable address set forth on the applicable signature page to the Purchase
Agreement or at such other address as the Company or Holder may designate by 10 days advance written notice to the other parties hereto.

     12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Delaware.

     14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived
(either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of
Company Warrants representing at least two-thirds of the number of shares of
Common Stock then subject to outstanding Company Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Company Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Exercise Price of this
Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder's written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -11-

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of April 28, 2006.

                                    CYCLACEL PHARMACEUTICALS, INC.

                                    By:
                                        ----------------------------------------
                                        Name: Spiro Rombotis
                                        Title: President & Chief Executive
                                               Officer

                                        150 JFK Parkway, Suite, 100
                                        Short Hills, NJ 07078

                               NOTICE OF EXERCISE

TO: CYCLACEL PHARMACEUTICALS, INC.

     (1)  [_] The undersigned hereby elects to purchase        shares of the
Common Stock of CYCLACEL PHARMACEUTICALS, INC. (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          [_] The undersigned hereby elects to purchase         shares of
Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of
Common Stock of the Company in the name of the undersigned or in such other name as is specified below:

                                     (Name)

                                    (Address)

     (3) The undersigned represents that (i) the aforesaid shares of Common
Stock are being acquired for the account of the undersigned and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, other than as contemplated by Article 6 of the Securities Purchase Agreement
dated as of April __, 2006, by and among the Company and the purchasers named therein (the "PURCHASE AGREEMENT"); (ii) the undersigned is aware of the
Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered (except to the extent a registration statement pursuant to and as contemplated by Article 6 of the Purchase Agreement is effective) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the
Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
(v) the undersigned is

aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule
144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule
144, that among the conditions for use of the Rule is the availability of current information to the public about the Company; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of
Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided upon the Company's reasonable request, an opinion of counsel satisfactory to the Company, stating that such registration is not required.

                                        ----------------------------------------
(Date)                                  (Signature)

                                        ----------------------------------------
                                        (Print name)

                                 ASSIGNMENT FORM

     (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:                                   ________________________________________
                                        (Please Print)

Address:                                ________________________________________
                                        (Please Print)

Dated:   , 20

Holder's Signature:
                    -------------------------------------

Holder's Address:
                  -------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.